Fees Summary	Aug. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 849,746,500
Previously Paid Amount	0
Total Fee Amount	125,422.58
Total Offset Amount	0
Net Fee	$ 125,422.58